Exhibit 99.1


                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, David C. Olson, President and Treasurer of Easy Web, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

        1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
           (15 U.S.C. 78m or 780(d)); and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  April 11  , 2003                        By:    /s/ David C. Olson
                                                        ------------------------
                                                        David C. Olson
                                                        President and  Treasurer